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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2003

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-BC2)


                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   333-101101                   95-4596514
         --------                   ----------                   ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

4500 Park Granada
Calabasas, California                                                91302
---------------------                                                -----
(Address of Principal                                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237

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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                     ITEM 601(A) OF
                     REGULATION S-K
    EXHIBIT NO.      EXHIBIT NO.              DESCRIPTION
    -----------      -----------              -----------
         1               99                   Computational Materials --
                                              Computational Materials (as
                                              defined in Item 5) that have been
                                              provided by the Underwriters to
                                              certain prospective purchasers of
                                              the CWABS, Inc. Asset-Backed
                                              Certificates, Series 2003-BC2
                                              (filed in paper pursuant to the
                                              automatic SEC exemption pursuant
                                              to Release 33- 7427, August 7,
                                              1997)

Item 5.           Other Events.
                  ------------

         On or about April 29, 2003, the Registrant will cause the issuance and sale of approximately $500,000,100 initial principal amount of asset-Backed Certificates, Series 2003-BC2 (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2003, among the Registrant, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee and BNY Western Trust Company, as Co-Trustee.

         In connection with the sale of the Series 2003-BC2, Class 1-A-1, Class 2-A-1, Class M-1, Class M-2, Class M-3 and Class B-1 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Countrywide Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Underwriters") that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement 333- 101101, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         ln addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    CWABS, INC.



                                                    By:  /s/ Celia Coulter
                                                         ------------------
                                                    Name:    Celia Coulter
                                                    Title:   Vice President

Dated: April 23, 2003

                                  EXHIBIT INDEX



                              Item 601(a) of                Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                        Page
------                        -----------                   -----------                        ----
1                             99                            Computational Materials            Filed Manually